EXHIBIT 1.1


                             UNDERWRITING AGREEMENT
                                (Debt Securities)


                                                              [________________]


Comcast Corporation
1500 Market Street
Philadelphia, Pennsylvania 19102-2148

Dear Sirs:

     We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Comcast Corporation, a Pennsylvania corporation (the "Company"), proposes to issue and sell $[ ] aggregate principal amount of [ ]% Notes Due [ ] (the "Offered Securities"). The Offered Securities are to be issued pursuant to the provisions of the [specify the indenture] and guaranteed on an unsecured and [unsubordinated] [subordinated] basis by Comcast Cable Communications, Inc., Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC and Comcast MO Group, Inc. (the "Cable Guarantors").

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate principal amount of the Offered Securities set forth below opposite their names at a purchase price of [ ], plus accrued interest, if any, from to the date of payment and delivery (the "Purchase Price").

                                                               Number of
                                                           Offered Securities
Underwriter                                                 To Be Purchased
-----------                                                ------------------
[Insert syndicate list]

                                                           ------------------
Total..................................
                                                           ==================

     The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, California at 10:00 a.m. (New York time) on __________, ____, or at such other time, not later than 5:00 p.m. (New York time) on ,__________, _____ as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

     The Offered Securities shall have the terms set forth in the Prospectus dated December [ ], 2002 and the Prospectus Supplement dated ______, ____, including the following:

Terms of Offered Securities

     Maturity Date:

     Interest Rate:

     Redemption Provisions:

     Interest Payment Dates: [        ], commencing [        ] (Interest accrues
from [          ])

     Form and Denomination:

     Ranking:

     Conversion Provisions:

     Other Terms:

     Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

     Except as set forth below, all provisions contained in the document entitled Comcast Corporation Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts, Units and Guarantees) dated December [ ], 2002, (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                                           Very truly yours,

                                           [Name of Lead Managers]

                                           On behalf of themselves and the other
                                           Underwriters named herein

                                           By    [                             ]
                                                  -----------------------------

                                           By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Accepted:

COMCAST CORPORATION

By:
    --------------------------------------
    Name:
    Title:

COMCAST CABLE COMMUNICATIONS, INC.

By:
    --------------------------------------
    Name:
    Title:

COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.

By:
    --------------------------------------
    Name:
    Title:

COMCAST CABLE HOLDINGS, LLC

By:
    --------------------------------------
    Name:
    Title:

COMCAST MO GROUP, INC.

By:
    --------------------------------------
    Name:
    Title:

                             UNDERWRITING AGREEMENT

                                   (Warrants)


                                                   -------------------- --, ----


Comcast Corporation
1500 Market Street
Philadelphia, Pennsylvania 19102-2148

Dear Sirs:

     We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Comcast Corporation, a Pennsylvania corporation (the "Company"), proposes to issue and sell [number and title of warrants] Warrants (the "Offered [Company] Securities"). The Offered [Company] Securities are to be issued pursuant to the provisions of a Warrant Agreement (the "Warrant Agreement") dated as of [_________, ____] between the Company and [name of Warrant Agent], as Warrant Agent.

     [It is understood that substantially contemporaneously with the closing of the sale of the Offered Company Securities to the Underwriters contemplated hereby, [Comcast Cable Communications, Inc.,] [Comcast Cable Communications Holdings, Inc.,] [Comcast Cable Holdings, LLC and] [Comcast MO Group, Inc.] (collectively, the "Cable Guarantors") and [ ], as Guarantee Trustee, shall enter into a Guarantee Agreement in substantially the form of the Form of the Guarantee Agreement attached as Exhibit 4.18 of the Registration Statement referred to below (the "Additional Guarantee") for the benefit of the holders from time to time of the Offered Company Securities. The Offered Company Securities and the Additional Guarantee are hereinafter collectively referred to as the "Offered Securities."]

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Offered [Company] Securities set forth below opposite their names at a purchase price of $_____ per Offered Company Security, (the "Purchase Price").

                                                             Number of
                                                   Offered [Company] Securities
Underwriter                                               To Be Purchased
-----------                                        -----------------------------

[Insert syndicate list]

                                                           ---------------
Total.........................................
                                                           ===============

     The Underwriters will pay for the Offered [Company] Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, CA at 10:00 a.m. (New York time) on __________, ____, or at such other time, not later than 5:00 p.m. (New York time) on __________, ____, as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

     The Offered Securities shall have the terms set forth in the Prospectus dated December [ ], 2002, and the Prospectus Supplement dated [__________, ____], including the following:

     Terms of Offered [Company] Securities

     Designation of the Series of Warrants: [Call] [Put] Warrants

     Warrant Property:

     Aggregate Number of Warrants:

     Price to Public:

     Warrant Exercise Price:

     Dates upon which Warrants may be exercised:

     Expiration Date:

     Form:

     Currency in which exercise payments shall be made:

     Minimum number of Warrants exercisable by any holder on any day:

     Maximum number of Warrants exercisable on any day:

     Formula for determining Cash Settlement Value:

     Exchange Rate (or method of calculation):

     Exchange on which Warrants are to be listed:

     Other Terms:

     Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

     Except as set forth below, all provisions contained in the document entitled Comcast Corporation Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts, Units and Guarantees) dated December __, 2002, (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                                          Very truly yours,

                                          [Name of Lead Managers]

                                          On behalf of themselves and the other
                                          Underwriters named herein

                                          By  [                                ]
                                               --------------------------------

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

Accepted:

COMCAST CORPORATION

By:
    --------------------------------------
    Name:
    Title:


[COMCAST CABLE COMMUNICATIONS, INC.]

By:
    --------------------------------------
    Name:
    Title:


[COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.]

By:
    --------------------------------------
    Name:
    Title:


[COMCAST CABLE HOLDINGS, LLC]

By:
    --------------------------------------
    Name:
    Title:


[COMCAST MO GROUP, INC.]

By:
    --------------------------------------
    Name:
    Title:

                             UNDERWRITING AGREEMENT
                          (Prepaid Purchase Contracts)


                                                      [                        ]


Comcast Corporation
1500 Market Street
Philadelphia, Pennsylvania 19102-2148


Dear Sirs:

     We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Comcast Corporation, a Pennsylvania corporation (the "Company"), proposes to issue and sell [number and title of purchase contracts] Purchase Contracts (the "Offered Securities"). The Offered Securities are to be issued pursuant to the provisions of the [Senior Indenture] [Subordinated Indenture] and guaranteed on a[n] [unsubordinated] [subordinated] basis by Comcast Cable Communications, Inc., Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC and Comcast MO Group, Inc.

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Offered Securities set forth below opposite their names at a purchase price of per Offered Security, (the "Purchase Price").

                                                              Number of
                                                     Offered Company Securities
Underwriter                                                To Be Purchased

[Insert syndicate list]

                                                    ---------------------------
Total.........................................
                                                    ===========================

     The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, CA at 10:00 a.m. (New York time) on __________, ____, or at such other time, not later than 5:00 p.m. (New York time) on __________, ____, as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

     The Offered Securities shall have the terms set forth in the Prospectus dated December [ ], 2002, and the Prospectus Supplement dated __________, ____, including the following:

     Terms of Offered Securities

     Designation of the Series of Purchase Contracts: [Purchase][Sale]

     Purchase Contracts

     Purchase Contract Property:

     Aggregate Number of Purchase Contracts:

     Price to Public:

     Settlement Date:

     [Purchase/Sale] Price of Purchase Contract Property

     Form:

     Other Terms:

     Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

     Except as set forth below, all provisions contained in the document entitled Comcast Corporation Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts, Units and Guarantees) dated December [ ], 2002 (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                                           Very truly yours,

                                           [Name of Lead Managers]

                                           On behalf of themselves and the other
                                           Underwriters named herein

                                           By  [                               ]
                                                -------------------------------

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


Accepted:

COMCAST CORPORATION

By:
    --------------------------------------
    Name:
    Title:


COMCAST CABLE COMMUNICATIONS, INC.

By:
    --------------------------------------
    Name:
    Title:


COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.

By:
    --------------------------------------
    Name:
    Title:


COMCAST CABLE HOLDINGS, LLC

By:
    --------------------------------------
    Name:
    Title:


COMCAST MO GROUP, INC.

By:
    --------------------------------------
    Name:
    Title:

                             UNDERWRITING AGREEMENT
                                     (Units)

                                                             ---------- --, ----


Comcast Corporation
1500 Market Street
Philadelphia, Pennsylvania 19102-2148


Dear Sirs:

     We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Comcast Corporation, a Pennsylvania corporation (the "Company"), proposes to issue and sell [number and title of units] Units (the "Offered [Company] Securities") consisting of [$____ aggregate principal amount of __% Notes Due ____ ] [number and title of Warrants] [number and title of Purchase Contracts]. The Offered [Company] Securities are to be issued pursuant to the provisions of a Unit Agreement (the "Unit Agreement") dated as of [______, ___] among the Company, [_________________], as Agent, and the holders from time to time of the Units. [The Debt Securities included in the Offered [Company] Securities will be issued pursuant to the [specify the indenture].] [The Warrants included in the Offered [Company] Securities will be issued pursuant to the [specify the warrant agreement.]] [The Purchase Contracts included in the Offered [Company] Securities will be issued pursuant to the Unit Agreement.]

     [It is understood that substantially contemporaneously with the closing of the sale of the Offered Company Securities to the Underwriters contemplated hereby, [Comcast Cable Communications, Inc.,] [Comcast Cable Communications Holdings, Inc.,] [Comcast Cable Holdings, LLC and] [Comcast MO Group, Inc.] (collectively, the "Cable Guarantors") and [ ], as Guarantee Trustee, shall enter into a Guarantee Agreement in substantially the form of the Form of the Guarantee Agreement attached as Exhibit 4.18 of the Registration Statement referred to below (the "Additional Guarantee") for the benefit of the holders from time to time of the Offered Company Securities. The Offered Company Securities and the Additional Guarantee are hereinafter collectively referred to as the "Offered Securities."]

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Offered [Company] Securities set forth below opposite their names at a purchase price of $__________, plus accrued interest, if any, from [________, ____] to the date of payment and delivery (the "Purchase Price").

                                                             Number of
                                                    Offered [Company] Securities
Underwriter                                               To Be Purchased
-----------                                         ----------------------------


[Insert syndicate list]
                                                        ------------------
Total..........................................
                                                        ------------------

     The Underwriters will pay for the Offered [Company] Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, CA at 10:00 a.m. (New York time) on __________, ___, or at such other time, not later than 5:00 p.m. (New York time) on __________, ___, as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

     The Offered Securities shall have the terms set forth in the Prospectus dated December [ ], 2002, and the Prospectus Supplement dated [__________, ____], including the following:

     Terms of Debt Securities

     Maturity Date:

     Interest Rate:

     Redemption Provisions:

     Interest Payment Dates: _________________,

     commencing __________ (Interest accrues from __________)

     Form and Denomination:

     Ranking:

     Other Terms:

     Terms of Warrants

     Designation of the Series of Warrants: [Call] [Put] Warrants

     Warrant Property:

     Aggregate Number of Warrants:

     Warrant Exercise Price:

     Dates upon which Warrants may be exercised:

     Expiration Date:

     Currency in which exercise payments shall be made:

     [Maximum number of Warrants exercisable on any day:]

     Formula for determining Cash Settlement Value:

     Exchange Rate (or method of calculation):

     Other Terms:

     Terms of Purchase Contracts

     Designation of the Series of Purchase Contracts: [Purchase][Sale]

     Purchase Contracts

     Purchase Contract Property:

     Aggregate Number of Purchase Contracts:

     Price to Public:

     Settlement Date:

     [Purchase/Sale] Price of Purchase Contract Property

     Form:

     Other Terms:

     Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

     Except as set forth below, all provisions contained in the document entitled Comcast Corporation Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts, Units and Guarantees) dated December [ ], 2002, (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                                           Very truly yours,

                                           [Name of Lead Managers]

                                           On behalf of themselves and the other
                                           Underwriters named herein

                                           By  [                               ]
                                                -------------------------------

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted:

COMCAST CORPORATION

By:
     --------------------------------------
     Name:
     Title:


[COMCAST CABLE COMMUNICATIONS, INC.]

By:
    --------------------------------------
    Name:
    Title:


[COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.]

By:
    --------------------------------------
    Name:
    Title:


[COMCAST CABLE HOLDINGS, LLC]

By:
    --------------------------------------
    Name:
    Title:


[COMCAST MO GROUP, INC.]

By:
    --------------------------------------
    Name:
    Title:

                              COMCAST CORPORATION

                             UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS

     (DEBT SECURITIES, WARRANTS, PURCHASE CONTRACTS, UNITS AND GUARANTEES)

                               December [ ], 2002

     From time to time, Comcast Corporation, a Pennsylvania corporation (the "Company"), may, alone or together with Comcast Cable Communications, Inc., Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC and Comcast MO Group, Inc. (collectively, the "Cable Guarantors"), enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

     The Company proposes to issue from time to time (a) its senior debt securities ("Senior Debt Securities"), (b) its subordinated debt securities ("Subordinated Debt Securities" and with the Senior Debt Securities, the "Debt Securities"), (c) warrants ("Warrants") and (d) purchase contracts ("Purchase Contracts") requiring the holders thereof to purchase or sell (i) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (ii) currencies or composite currencies or (iii) commodities. Debt Securities, Purchase Contracts and Warrants or any combination thereof may be offered in the form of Units ("Units"). As used herein, the term "Debt Securities" includes prepaid Purchase Contracts. The Debt Securities are to be guaranteed (the "Cable Guarantees") on an unsecured basis by the Cable Guarantors. The Warrants, Purchase Contracts and Units may be guaranteed on an unsecured basis by the Cable Guarantors to the extent described in the Prospectus (as defined below) pursuant to a Guarantee Agreement to be dated as of a date specified in the Underwriting Agreement and executed and delivered by the Cable Guarantors and [ ], as trustee (the "Guarantee Trustee") for the benefit of the holders from time to time of the Offered Company Securities (the "Additional Guarantee").

     The Company and the Cable Guarantors have filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Debt Securities, Warrants, Purchase Contracts, Units, Cable Guarantees and Additional Guarantees (collectively, the "Securities") and have filed with, or transmitted for filing to, or shall promptly after the date of the Underwriting Agreement file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), specifically relating to the Securities offered pursuant to this Agreement (the "Offered Company Securities" and the "Offered Guarantees," if any, and, together, the "Offered Securities"). The term Registration

Statement means the registration statement as amended to the date of the Underwriting Agreement including any additional registration statement filed by the Company pursuant to Rule 462(b). The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the Prospectus Supplement. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Agreement, "Issuers" means the Company and includes the Cable Guarantors if Cable Guarantees or an Additional Guarantee are offered pursuant to this Agreement.

     1. Representations and Warranties. The Issuers, jointly and severally, represent and warrant to each of the Underwriters as of the date of the Underwriting Agreement that (i) each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) the Registration Statement and Prospectus comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing representations and warranties do not apply to (a) that part of the Registration Statement which shall constitute the Statement of Eligibility of the Trustee on Form T-1 (the "Form T-1") and (b) statements or omissions in the Registration Statement or the Prospectus or any amendment or supplement thereto based upon information furnished to the Issuers in writing by any Underwriter through the Manager expressly for use therein.

     2. Public Offering. The Issuers are advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Prospectus.

     3. Purchase and Delivery. Except as otherwise provided in this Section 3, payment for the Offered Securities shall be made to the Company in Federal or other funds immediately available in New York City at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Offered Securities registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Offered Securities to the Underwriters duly paid.

     4. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change in the condition, business or operations of the Company and its subsidiaries, as a whole, from that set forth in the Prospectus; and the Manager shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by an executive officer of the Company, to the foregoing effect. Such certificate will also provide that the representations and warranties of the Company contained herein are true and correct as of the Closing Date. The officer making such certificate may rely upon the best of his knowledge as to proceedings threatened.

               (b) The Manager shall have received on the Closing Date an opinion of Arthur R. Block, Esquire, Senior Vice President of the Company, dated the Closing Date, to the effect that:

                    (i) the Company has been duly incorporated, is validly
               existing as a corporation subsisting under the laws of the Commonwealth of Pennsylvania and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business or financial condition of the Company and its subsidiaries, as a whole);

                    (ii) each of the Senior Indenture dated as of [ ] (the
               "Senior Indenture") among the Company, the Cable Guarantors and The Bank of New York, as trustee, and the Subordinated Indenture dated as of [ ] (the "Subordinated Indenture") among the Company and the Cable Guarantors and The Bank of New York, as trustee has been duly authorized, executed and delivered by the Company;

                    (iii) the Warrant Agreement, if any, has been duly
               authorized, executed and delivered by the Company;

                    (iv) the Unit Agreement, if any, has been duly authorized, executed and delivered by the Company;

                    (v) the Offered Company Securities have been duly
               authorized by the Company;

                    (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                    (vii) except as rights to indemnity and contribution under this Agreement may be limited under applicable law, the execution and delivery by each Issuer of, and the performance by each Issuer of its obligations under, this Agreement, the Senior Indenture, the Subordinated Indenture, the Offered Securities, the Warrant Agreement, the Unit Agreement and the Additional Guarantee, if any, will not contravene any provision of applicable law of the

               United States (except with respect to laws relating specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion), Pennsylvania, or, to the best knowledge of such counsel, of any other state or jurisdiction of the United States or of any foreign jurisdiction (in which foreign jurisdiction the Company or any specified subsidiary does business which is material to the Company and its subsidiaries, as a whole), or the articles of incorporation or by-laws of the Company or, to the best knowledge of such counsel, any agreement or other instrument binding upon such Issuer, and, except for the orders of the Commission making the Registration Statement effective and the Senior Indenture and the Subordinated Indenture qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") (which have been obtained) and such permits or similar authorizations required under the securities or Blue Sky laws of certain states or foreign jurisdictions (as to which such counsel is not called upon to express any opinion), no consent, approval or authorization of any governmental body or agency of the United States (except with respect to consents, approvals and authorizations relating specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion), Pennsylvania, or, to the best knowledge of such counsel, of any other state or jurisdiction of the United States or of any foreign jurisdiction is required for the performance by any Issuer of its obligations under this Agreement, the Senior Indenture, the Subordinated Indenture, the Offered Securities, the Warrant Agreement, the Unit Agreement and the Additional Guarantee, if any;

                    (viii) subject to such qualification as may be set forth in the Prospectus, the Company and its subsidiaries have, and are in material compliance with, such franchises, and to the best knowledge of such counsel after reasonable investigation, such licenses and authorizations, as are necessary to own their cable communications properties and to conduct their cable communications business in the manner described in the Prospectus, except where the failure to have, or comply with, such franchises, licenses and authorizations would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, as a whole, and such franchises, licenses and authorizations contain no materially burdensome restrictions not adequately described in the Prospectus, which restrictions would have a material adverse effect on the business or financial condition of the Company and its subsidiaries, as a whole;

                    (ix) the statements (A) in Item 3 of the Company's most
               recent Annual Report on Form 10-K incorporated by reference in the Prospectus, (B) in Part II, Item 1 under the caption "Legal Proceedings" of the Company's most recent Quarterly Report on Form 10-Q incorporated by reference in the Prospectus and (C) in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                    (x) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject which is required to be described in the Registration Statement or the Prospectus and is not so described or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                    (xi) the securities into which the Offered Company
               Securities are convertible, initially reserved for issuance upon conversion of the Offered Company Securities (the "Underlying Securities") have been duly authorized and reserved for issuance; and

                    (xii) when the Underlying Securities are issued upon
               conversion of the Offered Company Securities in accordance with the terms of the Offered Company Securities, such Underlying Securities will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or other right to subscribe for or purchase such Underlying Securities.

     Such counsel shall also state that no facts have come to his attention that lead him to believe (1) that the Registration Statement or any amendments thereto (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel is not called upon to express any belief), on the date on which it became effective or the date of filing of the most recent subsequent Annual Report on Form 10-K, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), at the date of the Underwriting Agreement or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; or (3) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     With respect to the preceding paragraph, such counsel may state that his opinion and belief is based upon his participation in the preparation of the Registration Statement, Prospectus (as amended or supplemented) and the documents incorporated therein by reference and review and discussion of the contents thereof, but is without independent check or verification except as specified.

     In expressing his opinion as to questions of the law of jurisdictions other than the Commonwealth of Pennsylvania and the United States, such counsel may rely to the extent reasonable on such counsel as may be reasonably acceptable to counsel to the Underwriters. In addition, such counsel may reasonably rely as to questions of fact on certificates of responsible officers of the Company.

          (c) The Manager shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Company, dated the Closing Date, to the effect that:

               (i) each Cable Guarantor is a corporation or limited liability company duly incorporated or duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation;

               (ii) each of the Senior Indenture and the Subordinated Indenture has been duly authorized, executed and delivered by each Cable Guarantor and assuming each of the Senior Indenture and the Subordinated Indenture has been duly authorized, executed and delivered by the Company and duly executed and delivered by the respective trustee thereto, each of the Senior Indenture and the Subordinated Indenture is a valid and binding agreement of each Issuer, enforceable against each Issuer in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general equity principles);

               (iii) assuming the Warrant Agreement, if any, has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Warrant Agent, the Warrant Agreement, if any, is a valid and binding agreement of the Company, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general equity principles);

               (iv) assuming the Unit Agreement, if any, has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Agent, the Unit Agreement, if any, is a valid and binding agreement of the Company, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general equity principles);

               (v) the Additional Guarantee, if any, has been duly authorized, executed and delivered by each Cable Guarantor and is a valid and binding agreement of each Cable Guarantor, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general equity principles);

               (vi) the Cable Guarantees have been duly authorized, and, assuming the Offered Company Securities have been authorized by the Company, when the Offered Company Securities have been duly executed and authenticated in accordance with the provisions of the relevant Senior Indenture or Subordinated Indenture, will be valid and binding obligations of the Cable Guarantors, enforceable against them in accordance with their terms (subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general equity principles), and will be entitled to the benefits of the relevant Senior Indenture or Subordinated Indenture.

               (vii) this Agreement has been duly authorized, executed and delivered by each Cable Guarantor party hereto;

               (viii) each of the Senior Indenture and the Subordinated Indenture has been duly qualified under the Trust Indenture Act;

               (ix) except as rights to indemnity and contribution under this Agreement may be limited under applicable law, the execution and delivery by each Issuer of, and the performance by each Issuer of its obligations under, this Agreement, the Senior Indenture, the Subordinated Indenture, the Offered Securities, the Warrant Agreement, the Unit Agreement and the Additional Guarantee, if any, will not contravene any provision of applicable law of the United States (except with respect to laws relating specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion), or New York, or the articles of incorporation or bylaws or equivalent organizational documents of any Cable Guarantor and, except for the orders of the Commission making the Registration Statement effective and the Senior Indenture and the Subordinated Indenture qualified under the Trust Indenture Act (which have been obtained) and such permits or similar authorizations required under the securities or Blue Sky laws of certain states or foreign jurisdictions (as to which such counsel is not called upon to express any opinion), no consent, approval or authorization of any governmental body or agency of the United States (except with respect to consents, approvals and authorizations relating specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion), or New York is required for the performance by any Issuer of its obligations under this Agreement, the Senior Indenture, the Subordinated Indenture, the Offered Securities, the Warrant Agreement, the Unit Agreement and the Additional Guarantee, if any, and

               (x) the statements in the Prospectus Supplement under "Description of [the Offered Securities]", "Certain U.S. Tax Considerations" and

          "Underwriting" and in the Basic Prospectus under "Description of [the Offered Securities]", and "Plan of Distribution", insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents.

     Such counsel shall also state that no facts have come to the attention of such counsel that lead them to believe (1) that the Registration Statement and the Prospectus and any supplements or amendments thereto or the documents incorporated by reference in the Registration Statement and Prospectus (except for financial statements and other financial or statistical data included or incorporated by reference therein and the Form T- 1, as to which such counsel is not called upon to express any belief) did not comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder; (2) that the Registration Statement or any amendment thereto (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel is not called upon to express any belief) at the date of the Underwriting Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (3) that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), at the date of the Underwriting Agreement or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     With respect to the preceding paragraph, Davis Polk & Wardwell may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but is without independent check or verification except as specified.

          (d) The Manager shall have received on the Closing Date an opinion of [ ], internal counsel for the Company, dated the Closing Date, to the effect that:

               (i) no approval of the Federal Communications Commission (the "FCC") is required in connection with the issuance and sale of the Offered Securities,

               (ii) the execution and delivery of this Agreement, the Senior Indenture, the Subordinated Indenture, the Warrant Agreement, the Unit Agreement and the Additional Guarantee, if any, by each Issuer, the fulfillment of the terms set forth herein and therein by each Issuer and the consummation of the transactions contemplated hereby and thereby by each Issuer do not violate any statute, regulation or other law of the United States relating specifically to the cable communications industry (except as otherwise explicitly set forth in the Prospectus) or, to the knowledge of such counsel, any order, judgment or decree of any court or governmental body of the United States relating specifically to the cable communications industry and applicable to such Issuer or any subsidiary, and which violation would have a material adverse effect on the business or financial condition of such Issuer and its subsidiaries, as a whole,

               (iii) the statements in the Company's most recent Annual Report on Form 10-K incorporated by reference in the Registration Statement and Prospectus [identify sections describing cable regulatory matters] as updated by the Company's most recent Quarterly Reports on Form 10-Q incorporated in the Registration Statement and Prospectus and as updated by the Prospectus, insofar as they are, or refer to, statements of federal law or legal conclusions, have been reviewed by such counsel and present in all material respects the information called for with respect to such statements of federal law or legal conclusions, and

               (iv) such counsel does not know of any proceeding pending before the FCC to which the Company or any of its subsidiaries is a party or involving the cable communications properties, licenses or authorizations of the Company and its subsidiaries, or of any cable communications law or regulation relevant thereto required to be described in the Registration Statement or Prospectus pursuant to Regulation S-K promulgated under the Securities Act, which is not described as required.

          (e) The Manager shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date, covering the matters requested by and in form and substance reasonably satisfactory to the Manager.

          (f) The Manager shall have received on the Closing Date, a letter dated the Closing Date, in each case in form and substance satisfactory to the Manager, from (i)Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information reviewed by them contained in or incorporated by reference in the Registration Statement and the Prospectus and (ii) each other firm of independent accountants, if any, who audited or reviewed financial statements contained in or incorporated by reference in the Registration Statement and the Prospectus, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to such financial statements and financial information.

          (g) The Manager shall have received on the date hereof or on the Closing Date, as applicable, such additional documents as the Manager shall have reasonably requested to confirm compliance with the conditions to Closing listed herein.

     5. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Issuers covenant as follows:

          (a) To furnish to the Manager, without charge, a copy of the Registration Statement and two signed copies of any post-effective amendment thereto specifically relating to the Offered Securities (including exhibits thereto and documents incorporated therein by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference and any supplements and amendments thereto as the Manager may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish the Manager a copy of each such proposed amendment or supplement.

          (c) If, during such period after the first date of the public offering of the Offered Securities during which in the opinion of counsel to the Manager the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time, not misleading, forthwith to prepare and furnish, at its expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers on request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing at the time, be misleading.

          (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such U.S. jurisdictions as the Manager shall reasonably request.

          (e) To make generally available to the Company's security holders as soon as practicable an earnings statement covering the twelve month period beginning on the first day of the first fiscal quarter commencing after the date hereof, which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (which may be accomplished by making generally available the Company's financial statements in the manner provided for by Rule 158 of the Securities Act).

     6. Indemnification and Contribution. The Issuers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to any Issuer in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered

Securities, or any person controlling any such Underwriter, if a copy of the Prospectus (as then amended or supplemented) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented but without reference to documents incorporated by reference therein) would have cured the defect giving rise to such loss, claim, damage or liability.

     Each Underwriter agrees to indemnify and hold harmless each Issuer, their respective directors and officers who sign the Registration Statement and each person, if any, who controls an Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to such Underwriter, but only with reference to information relating to such Underwriter furnished to any Issuer in writing by such Underwriter through the Manager expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by the Manager. In the case of any such separate firm for the Issuers and such directors, officers and controlling persons of the Issuers, such firm shall be designated in writing by the Issuers. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify, to the extent provided in the two immediately preceding paragraphs, the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the second or third paragraph of this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities for which indemnification is provided herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Underwriters shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of the Issuers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Issuers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreement contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters or by or on behalf of the Issuers, their respective officers or directors or any other person controlling an Issuer and (iii) acceptance of and payment for any of the Offered Securities.

     7. Termination. This Agreement shall be subject to termination in the absolute discretion of the Manager by notice given by the Manager to the Issuers, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on the Nasdaq National Market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

     The Issuers will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereto to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Senior Indenture, the Subordinated Indenture, the Warrant Agreement, the Unit Agreement and the Additional Guarantee, if any, and Blue Sky Memorandum, (c) the delivery of the Offered Securities to the Underwriters, (d) the reasonable fees and disbursements of the Issuers' counsel and accountants, (e) the qualification of the Offered Securities under the applicable state securities or Blue Sky laws in accordance with Section 5, including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with any Blue Sky survey and any legal investment survey, (f) all fees payable to the National Association of Securities Dealers, Inc. in connection with the review, if any, of the offering of the Securities, (g) any fees charged by rating agencies for rating the Offered Securities and (h) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Senior Indenture, the Subordinated Indenture and the Offered Securities. Except as specifically provided elsewhere herein, the Underwriters will pay all of their own costs and expenses, including without limitation the fees and expenses of their counsel and the expenses of selling presentations.

     If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Issuers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuers shall be unable to perform their obligations under this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder. This provision shall survive the termination or cancellation of this Agreement.

     8. Defaulting Underwriters. If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Offered Securities set forth opposite their respective names bears to the aggregate amount of Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such amount of Offered Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Issuers for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Issuers. In any such case either the Manager or the Issuers shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9. Counterparts. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     10. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     11. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.



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